UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2010

SPARTON CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-1000	38-1054690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 N. Martingale Road Suite 2050 Schaumburg, Illinois	60173-2213
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 772-7866

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On October 27, 2010, the Board of Directors of Sparton Corporation, an Ohio corporation (the “Company”) adopted an amended and restated Code of Business Conduct and Ethics (the “Amended Code”), superceding and replacing the prior Code of Ethics adopted on May 17, 2007.

The Amended Code, like the prior Code of Ethics, is applicable to all employees, officers and directors of the Company. It has been expanded to include additional and/or more specific provisions with respect to compliance with insider trading laws; prohibitions on discrimination and harassment; anti-retaliation; record retention practices; health, safety and employee relations and environmental matters; working in the international community; electronic media usage; specific provisions for executive officers, and gifts and gratuities; and dissemination, annual review and amendment of the Amended Code. Furthermore, the Amended Code now incorporates The Sparton Corporate Values consistent with the Company’s other policies.

The foregoing does not constitute a complete summary of the terms of the Amended Code and reference is made to the complete form of the Amended Code posted on the Company’s website located at www.sparton.com.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 27, 2010, the Company held its 2010 Annual Meeting of shareholders. At the Annual Meeting, the shareholders voted on the following matters:

Proposal 1

Election of Directors

The three nominees for a term ending at the 2013 Annual Meeting* received the following votes:

Name	For	Withheld	Broker Non-Votes

David P. Molfenter	7,619,796	529,951	1,615,346

W. Peter Slusser	7,165,318	984,429	1,615,346

Lynda J.-S. Yang	7,560,309	589,438	1,615,346

*	Note that as Proposal 4 passed, the term of each director serving as of and immediately prior to the 2011 annual meeting will expire as of the date of the meeting, subject to election and qualification of his or her successor, and all directors will be elected annually for one year terms.

Proposal 2

Ratification of the Appointment of Independent Auditors

The proposal to ratify the appointment of BDO USA, LLP as the Company’s independent auditors for the fiscal year ending June 30, 2011 received the following votes:

For	Against	Abstentions	Broker Non-Votes

9,405,976	202,918	156,199	0

Proposal 3

Approval and Adoption of the Second Amended Articles of Incorporation

The proposal to approve and adopt the Second Amended Articles of Incorporation received the following votes:

For	Against	Abstentions	Broker Non-Votes

9,688,490	37,122	39,481	0

Proposal 4

Approval and Adoption of the Amended and Restated Code of Regulations

The proposal to approve and adopt the Amended and Restated Code of Regulations received the following votes:

For	Against	Abstentions	Broker Non-Votes

9,634,013	91,583	39,497	0

Proposal 5

Approval of the Named Executive Officer Compensation by a Non-Binding Vote

The proposal to approve the Named Executive Officer Compensation received the following votes:

For	Against	Abstentions	Broker Non-Votes

7,595,536	470,935	83,276	1,615,346

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARTON CORPORATION

Dated: October 28, 2010	By:	/S/ CARY B. WOOD
Cary B. Wood, President and Chief Executive Officer